                                                                    EXHIBIT 10.1

                            INKSURE TECHNOLOGIES INC.

                                   EXHIBIT "B"

                       SUBSCRIPTION DOCUMENTS FOR SHARES

                            MINIMUM SHARES AND AMOUNT

SALE OF 17,000,000 SHARES OF COMMON STOCK (THE "SHARES") (WHICH AFTER ISSUANCE
WOULD REPRESENT APPROXIMATELY FIFTY-ONE (51%) PERCENT OF THE TOTAL ISSUED AND
OUTSTANDING SHARES OF THE COMPANY) AT $0.125 PER SHARE FOR TOTAL CONSIDERATION
OF $2,125,000 (THE "MINIMUM SHARES")

                            MAXIMUM SHARES AND AMOUNT

SALE OF 25,000,000 SHARES OF COMMON STOCK (THE "SHARES") (WHICH AFTER ISSUANCE
WOULD REPRESENT APPROXIMATELY SIXTY (60%) PERCENT OF THE TOTAL ISSUED AND
OUTSTANDING SHARES OF THE COMPANY) AT $0.125 PER SHARE FOR TOTAL CONSIDERATION
OF $3,125,000

IN THE EVENT THAT YOU DECIDE NOT TO PURCHASE ANY SHARES, PLEASE RETURN THE
CONFIDENTIAL PRIVATE OFFERING MEMORANDUM AND THE SUBSCRIPTION DOCUMENTS TO THE
COMPANY

                                JANUARY 25, 2010

                            INKSURE TECHNOLOGIES INC.

                        SUBSCRIPTION DOCUMENTS FOR SHARES

                                  INSTRUCTIONS

                                       AND

                             SUBSCRIPTION AGREEMENT

                            INKSURE TECHNOLOGIES INC.

                             SUBSCRIPTION FOR SHARES

                           INSTRUCTIONS TO SUBSCRIBERS

                            INKSURE TECHNOLOGIES INC.

                           INSTRUCTIONS TO SUBSCRIBERS
                       FOR SUBSCRIPTION TO PURCHASE SHARES

     Persons and entities ("Subscribers") wishing to subscribe to shares of
Common Stock of INKSURE TECHNOLOGIES INC. (the "Shares") should complete and sign the Subscription Agreement.

     IN ORDER TO COMPLY WITH THE INTERNATIONAL MONEY LAUNDERING ABATEMENT AND
ANTI-TERRORIST FINANCING ACT OF 2001 (TITLE III OF THE USA PATRIOT ACT OF 2001),
AS AMENDED, AND THE U.S. TREASURY DEPARTMENT'S OFFICE OF FOREIGN ASSETS CONTROL
("OFAC"), CERTAIN SUBSCRIBERS WILL BE REQUIRED TO PROVIDE ADDITIONAL
INFORMATION. IF NECESSARY, YOU WILL BE CONTACTED REGARDING THE PARTICULAR
INFORMATION THAT YOU WILL NEED TO PROVIDE AFTER YOU COMPLETE THE SUBSCRIPTION
AGREEMENT. YOU WILL NEED TO PROVIDE THE REQUESTED INFORMATION PRIOR TO
PURCHASING SHARES.

     Normally, Subscribers may subscribe by completing the following steps:

     CAREFULLY REVIEW THE MEMORANDUM AND THE EXHIBITS THERETO.

1.   SUBSCRIPTION AGREEMENT:

     Complete applicable Sections in Article IV, complete and sign the signature page (on page 12).

2.   FORM W-9:

     Complete and sign the attached Form W-9. Completed Subscription Agreements and Form W-9 should be returned to:

                       Inksure Technologies Inc.
                       c/o Lichter Gliedman Offenkrantz PC
                       551 Fifth Avenue - 24th Floor
                       New York, New York 10176

INSTRUCTIONS FOR TRANSMITTAL OF FUNDS:

Your subscription payment may be made by wire transfer in accordance with the following wire instructions:

                       JPMORGAN CHASE BANK, N.A.
                       ABA #:                             021000021
                       Account #:                         114-729484
                       Lichter Gliedman Offenkrantz PC, Special Account
                       551 Fifth Avenue
                       New York, NY 10176

     Please inform Mr. Leonard Lichter at (212) 867-7750 of the date, the amount, the bank and branch from which the wire transmittals originate. This will allow us to confirm the receipt of your wire transfer. If you prefer to make your subscription by check, please make your check payable to "Lichter
Gliedman Offenkrantz PC Special Account" and deliver it with your completed documents to Lichter Gliedman Offenkrantz PC, Attention: Leonard Lichter, Esq..

     Retain the Confidential Private Placement Memorandum for your files. Upon acceptance, the Company will acknowledge your subscription and return a copy to you.

     PLEASE INDICATE ON PAGE 12 OF THE SUBSCRIPTION AGREEMENT THE COMPLETE NAME
OF THE PERSON OR ENTITY AS IT SHOULD APPEAR ON THE SHARES.

     The payment of the amount of your Subscription into the Escrow Account of the Company's attorneys will be retained until all requirements for the release of the funds, as set forth in the Escrow Agreement and the Memorandum, have been satisfied. If not so satisfied, all funds, will be returned by the Escrow Agent to the subscribers.

     THE SUBSCRIBER UNDERSTANDS AND ACKNOWLEDGES THAT THE SUBSCRIPTION AGREEMENT
IS IRREVOCABLE WITH RESPECT TO THE SUBSCRIPTION FOR SHARES UNLESS AND UNTIL
REJECTED IN WRITING BY THE COMPANY, IN WHOLE OR IN PART, AND THAT THE COMPANY
HAS RESERVED THE RIGHT, IN ITS SOLE DISCRETION, TO REFUSE TO ACCEPT
SUBSCRIPTIONS, IN WHOLE OR IN PART, BY ANY PERSON AT ANY TIME.

                                       2

                            INKSURE TECHNOLOGIES INC.

                        SUBSCRIPTION AGREEMENT FOR SHARES

                            INKSURE TECHNOLOGIES INC.

                        SUBSCRIPTION AGREEMENT FOR SHARES

                                    ARTICLE I

                               PURCHASE OF SHARES

     1.01 SUBSCRIPTION. The undersigned ("Subscriber") hereby subscribes (the
"Subscription") for Shares in the amount set forth on the signature page hereto in INKSURE TECHNOLOGIES INC. (the "Company"), incorporated under the laws of the
State of Delaware, with a mailing address at P.O. Box 7006, Audubon, PA 19407.
This subscription shall become effective when it has been duly executed by
Subscriber and this Subscription Agreement has been accepted, in whole or in part, and agreed to by the Company.

     1.02 RECEIPT OF MEMORANDUM ACKNOWLEDGED. The Subscriber acknowledges receipt from the Company of a copy of the Confidential Private Placement
Memorandum dated January 25, 2010 (the "Memorandum").

          THE SUBSCRIBER ACKNOWLEDGES THAT THE SUBSCRIBER IS ACQUIRING THE
          SHARES AFTER INVESTIGATION OF THE COMPANY AND ITS PROSPECTS AND THAT
          NO POTENTIAL SALE OF SHARES HAS BEEN MADE EXCEPT THROUGH THE
          MEMORANDUM. THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT THE SUBSCRIBER IS
          NOT RELYING UPON ANY REPRESENTATION MADE BY ANY PERSON EXCEPT AS SET
          FORTH IN THE MEMORANDUM.

     1.03 PAYMENT FOR SUBSCRIPTION. The Subscriber agrees that the purchase price for the amount of Subscriber's subscription for Shares is to be made upon submission of the Subscription Agreement.

     1.04 TERMS AND CONDITIONS. The Subscription is made subject to the following terms and conditions:

          The Company shall have the right to accept or reject the Subscription, in whole or in part, for any reason whatsoever, including but not limited to, the belief that the Subscriber is not an Accredited Investor (as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of
     1933, as amended (the "1933 Act")).

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     2.01 REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER. The Subscriber
represents and warrants to the Company that:

          (a) Subscriber is acquiring the Shares for the Subscriber's own account, as principal, for investment purposes only, and not with any intention to resell, distribute or otherwise dispose of or fractionalize the Shares, in whole or in part.

          (b) Subscriber has been furnished, has carefully read, and has relied solely (except for information obtained pursuant to paragraph (c) below), on the information contained in the Memorandum and the Subscriber has not received any offering literature or prospectus and no representations or warranties have been made to the Subscriber by the Company or its directors, employees or agents, other than the representations set forth in the Memorandum.

          (c) Subscriber has had an unrestricted opportunity to: (i) obtain additional information concerning the offering of Shares pursuant to the
     Memorandum (the "Offering"), and any other matters relating directly or indirectly to the Subscriber's purchase of the Shares, and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Memorandum.

          (d) Subscriber is an Accredited Investor, and all information that
     Subscriber has provided concerning the Subscriber, the Subscriber's financial position and knowledge of financial and business matters is true, correct and complete.

          (e) Except for __________________________________________________
     [FILL IN NAME OF BROKER - IF LEFT BLANK, SUBSCRIBER HAS NOT DEALT WITH A
     BROKER], Subscriber has not dealt with a broker in connection with the purchase of the Interest and agrees to indemnify and hold the Company harmless from any claims for brokerage or fees in connection with the transactions contemplated herein.

          (f) The Subscriber is not relying on the Company, its directors, employees or agents, or any information in the Memorandum, with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Shares. The Subscriber has relied solely upon the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition the Shares, the Subscriber's legal counsel, business and/or investment adviser, accountant and tax adviser.

          (g) If the Subscriber is a corporation, partnership, trust or other entity: (i) it is authorized and qualified to purchase the Shares; (ii) the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so; and (iii) such entity was not organized or reorganized for the specific purpose of acquiring the Shares.

                                       2

          (h) The Subscriber understands that the Shares have not been registered under the 1933 Act, or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and cannot be resold unless they are so registered or unless an exemption from registration is available. The Subscriber understands that there is no plan to register the
     Shares under any law.

          (i) Subscriber has carefully reviewed the various risks of an investment in the Shares, including the risks summarized under "RISK
     FACTORS" in the Memorandum. Subscriber can afford to bear the risks of an investment in the Shares.

          (j) The Subscriber is willing and able to bear the economic risks of an investment in the Shares for an indefinite period of time.

          (k) The Subscriber maintains the Subscriber's domicile, and is not merely a transient or temporary resident, at the principal address shown on the signature page of this Subscription Agreement.

          (l) The Subscriber is, unless otherwise stated below, a United States citizen if an individual, and if an entity, is organized under the laws of the United States or a state thereof, or is otherwise a U.S. Person.(1)

          (m) Subscriber certifies that the Shares were not offered to
     Subscriber by means of any general solicitation or general advertising by the Company or any person acting on its behalf, including without limitation, (i) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or (ii) any seminar or meeting to which Subscriber was invited by any general solicitation or general advertising.

          (n) Subscriber has no need for liquidity of Subscriber's investment in the Shares, and has no reason to anticipate any change in financial condition or circumstances which may cause or require the sale or distribution of the Shares purchased.

          (o) The representations, warranties, agreements, and indemnification obligations of Subscriber contained in this Subscription Agreement will survive the execution hereof and the purchase of the Shares.

          (p) Subscriber represents and warrants as follows with the understanding that the Company will rely on the accuracy of these representations and warranties to establish the Company's compliance with the laws enforced by the United States Department of Treasury's Office of
     Foreign Assets Control ("OFAC"), and any other applicable laws, rules, regulations and other legal requirements relating to the combating of money laundering and/or terrorism:

               (i) Subscriber declares, represents and warrants that amounts invested in the Shares (1) are not property constituting, or derived from, proceeds obtained from a criminal offense in any jurisdiction;
          (2) do not constitute assets used to provide material support or resources for terrorist activities described in Title 18 of the United
          States Code, Section 2339A or used in preparation for, or in carrying out, the concealment or an escape from the commission of any such activities; (3) are not otherwise derived from activities that may contravene U.S. federal or state or any international regulations, including those relating to money laundering, support of terrorism or dealing with countries or persons on prohibited lists maintained by the U.S. Office of Foreign Assets Control, the U.S. Securities and
          Exchange Commission or other U.S. Governmental Authority.

------------------------------
(1)  See footnote 2 on page 9.

                                       3

               (ii) If Subscriber is an entity (e.g., a corporation,
          partnership, limited liability company, trust), (1) Subscriber has exercised due diligence to establish the identity of each person who possesses the power, directly or indirectly, to direct or cause the direction of Subscriber's management and policies; (2) if ownership interests in Subscriber are not publicly traded on an exchange or an organized over-the-counter market that is regulated by any foreign government, or any governmental body or regulatory organization empowered by a foreign government to administer or enforce its laws as they relate to securities matters, Subscriber has exercised due diligence to establish the identity of each person who holds, directly or indirectly, a beneficial interest in Subscriber, and (3) if
          Subscriber is a financial intermediary (e.g., a bank, brokerage firm, depositary), Subscriber has exercised due diligence to establish the identity of each of its account holders (each of the foregoing persons listed in this paragraph being, an "Affiliated Person"). Subscriber
          (a) maintains records of all documents it uses to verify the identities of its Affiliated Persons, and (b) will maintain all such records for a period of at least five (5) years after the first date on which Subscriber's Interest has been redeemed.

               (iii) Subscriber declares, represents and warrants, that
          Subscriber, any person for which Subscriber is acting as agent, its beneficial owner or controlling person, is not (1) a foreign shell bank, or acting directly or indirectly on behalf of a "foreign shell bank", as defined in the U.S.A. Patriot Act of 2001 and the regulations promulgated thereunder, (2) a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the
          United States (Executive Order Blocking Property and Prohibiting
          Transactions with Persons Who Commit, or Support Terrorism), (3) named on the List of Specially Designated Nationals and Blocked Persons
          maintained by OFAC (the "SDN List"), (4) a person or entity that has acted on behalf of any person or organization (a) residing or having a place of business in a country or territory subject to embargo under laws enforced by OFAC, or (b) identified as a terrorist, terrorist organization, specially designated national or blocked person by OFAC, any other department, agency, division, board, bureau or other instrumentality of the United States Government, or any recognized international organization, multilateral expert group or governmental or industry publication, or (5) a person otherwise prohibited from investing in the Partnership pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders.

               (iv) Unless Subscriber has otherwise notified the Company,
          Subscriber declares, represents and warrants that: (1) If Subscriber is an individual, Subscriber is neither a foreign public official, including a head of state or of government; a senior politician; a senior governmental, judicial or military official; or a senior member of a political party ("Foreign Public Official") nor an immediate family member or close associate of a Foreign Public Official; or (2)
          if Subscriber is not an individual then: (a) if Subscriber is not a publicly-traded entity, no beneficial owner of Subscriber is a Foreign
          Public Official or an immediate family member or close associate of a
          Foreign Public Official; (b) if Subscriber is a publicly-traded entity, no control person of Subscriber is a Foreign Public Official or an immediate family member or close associate of a Foreign Public
          Official; and (c) Subscriber is not acting as a nominee or agent intending to hold Shares of the Company on behalf of a Foreign Public
          Official or an immediate family member or close associate of a Foreign
          Public Official. Each person as described in this paragraph (s)(iv) is referred to herein as a "Prohibited Person".

                                       4

               (v) Subscriber declares, represents and warrants that Subscriber is not a Prohibited Person, none of its Affiliated Persons is a
          Prohibited Person, and Subscriber is not acquiring, and does not intend to acquire, any Shares for the direct or indirect benefit of any Prohibited Person. Subscriber acknowledges and agrees that if, at any time, the Company determines that Subscriber is or may be a
          Prohibited Person, or that any Prohibited Person holds or may hold a direct or indirect Interest in Subscriber or any Shares held by
          Subscriber, the Company may, in its sole discretion, prohibit
          Subscriber from purchasing Shares in the Company.

               (vi) Subscriber acknowledges that, any provision of this
          subscription application and the Memorandum to the contrary notwithstanding, pursuant to applicable laws or regulations relating to the combating of terrorism and/or money laundering, the Company may be required to release information regarding Subscriber to law enforcement authorities and/or regulators.

     2.02 INDEMNIFICATION. The Subscriber understands that the offer to subscribe to the Shares was made in reliance upon Subscriber's representations and warranties set forth in this ARTICLE II above. The Subscriber agrees to provide, if requested, any additional information that may reasonably be requested by the Company to determine the eligibility of the Subscriber to purchase the Shares. The Subscriber hereby agrees to indemnify the Company, and its respective affiliates and to defend and hold each of them harmless from and against any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this
Subscription Agreement or in any other document provided by the Subscriber to the Company in connection with the Subscriber's purchase of the Shares. The
Subscriber hereby agrees to indemnify the Company and its respective affiliates, and to defend and hold each of them harmless against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees)
arising as a result of the sale or distribution of the Shares or any part thereof by the Subscriber in violation of the 1933 Act and/or other applicable law or any misrepresentation or breach by the Subscriber with respect to the matters set forth herein. In addition, the Subscriber agrees to indemnify the
Company and its affiliates and to defend and hold each of them harmless from and against, any and all loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) to which they may be put or which they may incur or sustain by reason of or in connection with any misrepresentation made by the
Subscriber with respect to the matters about which representations and warranties are required by the terms of this Subscription Agreement, or any breach of any such warranties or any failure to fulfill any covenants or agreements set forth herein or included in the Memorandum. Notwithstanding any provisions of this Subscription Agreement, the Subscriber does not waive any rights granted to it under applicable securities laws.

                                       5

                                   ARTICLE III

                            SUITABILITY REQUIREMENTS

     3.01 GENERAL. The information contained herein is being furnished to the
Company in order for the Company to determine whether the Subscription may be accepted pursuant to Section 4(2) of the Securities Act of 1933 and/or Rule 506
of Regulation D. The Subscriber understands that (i) the Company will rely upon the following information, (ii) the Shares will not be registered under the 1933
Act in reliance upon the exemptions from registration provided by Section 4(2)
of the 1933 Act and/or Rule 506 of Regulation D, and (iii) NO SUBSCRIPTION FOR
SHARES WILL BE ACCEPTED UNLESS THE SUBSCRIBER IS AN ACCREDITED INVESTOR. In
accordance with the foregoing, the Subscriber makes the representations and warranties to the Company as set forth below.

     3.02 Individual Qualification as an Accredited Investor.

          (a) In order to qualify as an Accredited Investor, the Subscriber must satisfy at least one of the following tests:

          (PLEASE CHECK APPLICABLE BOXES)

               (i)  The Subscriber is a natural person whose own net worth, or joint net worth with the Subscriber's spouse, at the time of purchase, exceeds $1 million;

                    Yes [_] No [_]

               (ii) The Subscriber is a natural person who has had income in excess of $200,000 in each of the two most recent years or joint income with the Subscriber's spouse in excess of
                    $300,000 in each of those years and has a reasonable
                    expectation of reaching the same in the current year.

                    Yes [_] No [_]

          (b) Additional representations for individual:

               (i)  The Subscriber has knowledge and experience in financial and business matters so as to be capable of evaluating the
                    relative merits and risks of an investment in the Shares.

                    Yes [_] No [_]

               (ii) The Subscriber is willing and able to bear the economic risk of an investment in the Shares.

                    Yes [_] No [_]

                                        6

               (iii) The Subscriber is a resident of the State of ____________.

     3.03 Entity Qualification as an Accredited Investor.

          (a) In order to qualify as an Accredited Investor, the Subscriber must meet one of the following tests:

          (PLEASE CHECK BOX AT THE END OF EACH APPLICABLE SECTION)

          1.   A bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in
               Section 3(a)(5)(A) of the 1933 Act whether acting in its
               individual or fiduciary capacity: [_]

          2.   A broker or dealer registered pursuant to Section 15 of the
               Securities Exchange Act of 1934, as amended: [_]

          3.   An insurance company as defined in Section 2(13) of the 1933 Act.
               [_]

          4.   An investment company registered under the ICA: [_]

          5.   A business development company as defined in Section 2(a)(48) of the ICA: [_]

          6.   A Small Business Investment Company licensed by the U.S. Small
               Business Administration under Section 301(c) or (d) of the Small
               Business Investment Act of 1958: [_]

          7.   A private business development company as defined in Section
               202(a)(22) of the Advisers Act: [_]

          8.   An employee benefit plan within the meaning of Title I of the
               Employee Retirement Income Security Act of 1974 ("ERISA"), (a)
               whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, insurance company or registered investment advisor; or (b) having total assets in excess of $5,000,000; or (c) if self-directed, the investment decisions are made solely by persons that are
               Accredited Investors: [_]

                                        7

          9.   An organization described in Section 501(c)(3) of the Internal
               Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring an Interest, having total assets in excess of $5 million: [_]

          10.  A trust, with total assets in excess of $5 million not formed for the specific purpose of acquiring an Interest, whose purchase is directed by an investor as described in Rule 506(b)(2)(ii)
               promulgated by the SEC under the 1933 Act. [_]

          11.  An individual retirement account in which the sole participant is an Accredited Investor.

          12.  (a) An entity in which all of the equity owners are Accredited
               Investors:

               [_]  (SECTION 3.02 OR SECTION 3.03 (AS APPLICABLE) MUST ALSO BE
                    COMPLETED, AND A SIGNATURE PAGE TO THIS AGREEMENT (PAGE 12)
                    MUST ALSO BE COMPLETED AND SIGNED, BY EACH EQUITY OWNER)

                    If you checked the box in this Section 11(a), please
                    indicate how many equity owners the Subscriber has:

                    ______________________________________________.

               (b) If the Subscriber is a partnership or a limited liability company, please check whichever box is applicable:

               [_]  The Subscriber hereby represents that no individual partner or group of partners, or individual member or group of
                    members, as the case may be, of the Subscriber had the right to elect whether or not to participate in the investment of the Subscriber in the Partnership or to determine the level of participation of such partner, member or group therein.

               [_]  The Subscriber is not able to so represent.

                                        8

     3.04 FOR NON-UNITED STATES PERSONS.

               If you are not a U.S. Person(2), please check here [_]

               I am a citizen of ____________________________________ and a resident of _________________________________________.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.01 SIGNATURE PAGE TO PARTNERSHIP AGREEMENT. By signing the signature page attached to this Subscription Agreement, the Subscriber agrees to be bound by the terms and conditions thereof.

     4.02 ADDRESSES AND NOTICES. The address of each party for all purposes shall be the address set forth on the first page of this Subscription Agreement, as to the Company, or on the signature page annexed hereto, as to the
Subscriber, or such other address of which the other party has received written notice. Any notice, demand or request required or permitted to be given or made hereunder shall be in writing and shall be deemed given or made when delivered in person or when sent to such party at such address by registered or certified mail, return receipt requested.

     4.03 TITLES AND CAPTIONS. All Article and Section titles or captions in this Subscription Agreement are for convenience only. They shall not be deemed part of this Subscription Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

     4.04 ASSIGNABILITY. This Subscription Agreement is not transferable or assignable by the Subscriber.

     4.05 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.
The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

---------------------------
(2) The term "U.S. Person" means, with respect to individuals, any U.S. Citizen
(and certain former U.S. citizens) or "resident alien" within the meaning of
U.S. income tax laws as in effect from time to time. Currently, the term
"resident alien" is defined under U.S. income tax laws to generally include any individual who (i) holds an Alien Registration Card (a "green card") issued by the U.S. Immigration and Naturalization Service, or (ii) meets a "substantial presence" test. The "substantial presence" test is generally met with respect to any current calendar year if (i) the individual was present in the U.S. on at least thirty-one (31) days during such year, and (ii) the sum of the number of days on which such individual was present in the U.S. during the current year,
1/3 of the number of such days during the first preceding year, and 1/6 of the number of such days during the second preceding year, equals or exceeds 183 days. With respect to persons other than individuals, the term "U.S. Person"
means (i) a corporation or partnership created or organized in the United States or under the laws of the United States or any state or (ii) a trust or estate which is subject to U.S. tax on its worldwide income from all sources.

                                        9

     4.06 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Subscription
Agreement. Each party shall bear its own expenses in connection therewith.

     4.07 APPLICABLE LAW. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to New York conflict of law rules.

     4.08 PERMITTED TRANSACTIONS AND BINDING EFFECT. This Subscription Agreement
shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, successors and permitted assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and the
Subscriber's heirs, executors, administrators and successors.

     4.09 INTEGRATION. This Subscription Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all contemporaneous and prior agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Subscription Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

     4.10 AMENDMENT. This Subscription Agreement may be modified or amended only with the written approval of all parties.

     4.11 CREDITORS. None of the provisions of this Subscription Agreement shall be for the benefit of or enforceable by creditors of any party.

     4.12 WAIVER. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Subscription Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

     4.13 RIGHTS AND REMEDIES. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Subscription Agreement shall not preclude the implementation of any other provision.

     4.14 COUNTERPARTS. This Subscription Agreement may be executed in counterparts, all of which taken together shall constitute one agreement binding on all the parties notwithstanding that all the parties are not the signatories to the original or the same counterpart.

     4.15 SIGNATURES. BY EXECUTING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER
CONFIRMS THAT IT HAS READ AND AGREED TO ALL THE REPRESENTATIONS AND TERMS
HEREOF.

                                        10

NOTES:

(a) A corporation should affix its common seal (if any) and execute under the hand of a duly authorized official who should state his representative capacity.

(b) The Subscription Agreement may be completed by a duly authorized agent on behalf of the Subscriber(s). Such person represents and warrants that he is duly authorized to sign this form and on behalf of the Subscriber(s).

(c) The Subscription Agreement includes the information contained under
"INSTRUCTIONS TO SUBSCRIBERS" and Subscription Agreement. If all of the
subscription documents are not fully completed to the satisfaction of the
Company the subscription may not be accepted.

                                    --------

                       THE REMAINDER OF THIS PAGE HAS BEEN
                             INTENTIONALLY LEFT BANK

                                        11

     IN WITNESS WHEREOF, the Subscriber has executed this Agreement on this
______ day of __________, 2010.

          NUMBER OF SHARES SUBSCRIBED FOR AT $0.125 PER SHARE __________________

          TOTAL SUBSCRIPTION PRICE FOR SHARES                $__________________

_____________________________________         __________________________________
Social Security or Employer                   Print Name of Subscriber
 Identification Number

Signature for Individual Subscribers:         Signature for Subscriber Other
                                              than Individual:

_____________________________________         By:_______________________________
Signature of Subscriber                       Signature of Authorized Signatory

_____________________________________         __________________________________
Signature of Subscriber, if Joint             Print Name and Title of Authorized
Ownership                                     Signatory

Mailing Address of Subscriber:                Principal Address of Subscriber:

_____________________________________         __________________________________
              Street                                       Street

_____________________________________         __________________________________
City          State          Zip Code         City         State        Zip Code

                                              __________________________________
                                              Telephone Number of Subscriber

                                              __________________________________
                                              Facsimile Number of Subscriber

                                              __________________________________
                                              E-Mail Address of Subscriber

If Joint Ownership, check one:

[_]    Joint Tenants with Right of Survivorship
[_]    Tenants-in-Common
[_]    Community Property
[_]    Estate

If Other than Individual Subscribers, check one:

[_]   General Partnership        [_]   Trust
[_]   Limited Partnership        [_]   "Grantor" Trust
[_]   Corporation                [_]   Limited Liability Company
[_]   S Corporation              [_]   Other (specify):____________

FOREGOING SUBSCRIPTION ACCEPTED: As to ________________ Shares

                                 As to $_______________ total subscription price
                                 for Shares

                            INKSURE TECHNOLOGIES INC.

                            By:________________________________________

                                        12

                            INKSURE TECHNOLOGIES INC.

                                    FORM W-9

                            INKSURE TECHNOLOGIES INC.

                       JANUARY 25, 2010 PRIVATE PLACEMENT
                            CLOSING ON MARCH 11, 2010
                      SUBSCRIPTIONS ACCEPTED AND NUMBER OF
                     SHARES TO BE ISSUED TO EACH SUBSCRIBER

SUBSCRIPTIONS ACCEPTED AND
SOCIAL SECURITY NUMBER               SUBSCRIPTION    NUMBER OF
OR I.D. NUMBER                          AMOUNT        SHARES
FOR U.S. SUBSCRIBERS                   ACCEPTED    TO BE ISSUED
--------------------------            ----------    ----------

ICTS International, N.V.
Biesbosch 225, 1181 JC Amstelveen
The Netherlands                        $ 675,000     5,400,000

Newco Holdings Corp.
Centro Comercial Bal Harbour
Suite 43 A
Via Italia, Punta Paitilla
Ciudad De Panama                         400,000     3,200,000

Peleg Investment Management LLC
551 Fifth Avenue - 24th Floor
New York, NY 10176
ID#: 20-3697516                          400,000     3,200,000

Pierre L. Schoenheimer
551 Fifth Avenue - 24th Floor
New York, NY 10176
SS#: ###-##-####                         250,000     2,000,000

Credit Agricole (Suisse) SA
Administrative Center
Chemin de Beree 46-48
1010 Lausanne 10
Switzerland                              200,000     1,600,000

John Sauder
Cheryl Sauder
111 Congress #3000
Austin, TX 78701
SS#:###-##-#### (John)                   200,000     1,600,000

James E. Lineberger
725 Palm Trail #11
Delray Beach, FL 33483
SS#: ###-##-####                         150,000     1,200,000

                                      13-B

SUBSCRIPTIONS ACCEPTED AND
SOCIAL SECURITY NUMBERS             SUBSCRIPTION    NUMBER OF
OR I.D. NUMBER                         AMOUNT        SHARES
FOR U.S. SUBSCRIBERS                  ACCEPTED    TO BE ISSUED
--------------------------           ----------     ----------

Jonathan Berger
14 East 75th Street, Apt. 10D
New York, NY 10021
SS#: ###-##-####                      $ 143,750      1,150,000

Yusuf Taragano
G.O.S.B. Kemal Nehrozogln Street
Gebze/Kocaeli, Turkey 41480             100,000        800,000

Yaron Meerfeld
3 Yehezkel Street
Ramat Gan, Israel 52245                 100,000        800,000

Israel Kariv
31 Atzmon Street
Ramat-Hasharon, Israel 47287             75,000        600,000

Leonard Lichter
40 Stonygate Oval
New Rochelle, NY 10804
SS#: ###-##-####                         75,000        600,000

Robert Lapin Revocable Trust
4 Sutton Drive
Boynton Beach, FL 33436
SS#: ###-##-####                         62,500        500,000

Lineberger & Co., LLC
1120 Boston Post Road
Darien, CT 06820
ID#: 06-1557367                          50,000       400,000

Bruce Nakfoor
9119 Spinning Leaf Cove
Austin, TX 78735
SS#: ###-##-####                         50,000       400,000

Ronald A. Hirsch
668 N. Coast Hwy, #171
Laguna Beach, CA 92651
SS#: ###-##-####                         50,000       400,000

                                      13-B

SUBSCRIPTIONS ACCEPTED AND
SOCIAL SECURITY NUMBERS        SUBSCRIPTION   NUMBER OF
OR I.D. NUMBER                   AMOUNT        SHARES
FOR U.S. SUBSCRIBERS            ACCEPTED     TO BE ISSUED
--------------------------     ----------     ----------

Gary N. Moss
505 East 79th Street
New York, NY 10075
SS#: ###-##-####                $  50,000        400,000

Haim Y. Kaplan
10 Shmuel Tamiz
Tel Aviv, Israel 69637             50,000        400,000

Alon Raich
Shalom Ash 7
Petach-Tikva, Israel 49410         25,000        200,000

Charles Salfeld
150 East 69th Street
New York, NY 10021
SS#: ###-##-####                   18,750        150,000
                               ----------     ----------

         Totals                $3,125,000     25,000,000
                               ==========     ==========

                                      13-B